SOLE-VISION TECHNOLOGIES, INC.

FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US dollars)

SOLE-VISION TECHNOLOGIES, INC.

CONTENTS	PAGES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

BALANCE SHEETS	2 – 3

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME	4

STATEMENTS OF STOCKHOLDERS’ EQUITY	5

STATEMENTS OF CASH FLOWS	6 – 7

NOTES TO FINANCIAL STATEMENTS	8 – 21

ALBERT WONG & CO.
CERTIFIED PUBLIC ACCOUNTANTS
7th Floor, Nan Dao Commercial Building
359-361 Queen’s Road Central
Hong Kong
Tel : 2851 7954
Fax: 2545 4086

ALBERT WONG
B.Soc., Sc., ACA., LL.B.,
CPA(Practising)

To:	The board of directors and stockholders of
Sole-Vision Technologies, Inc. (“the Company”)

Report of Independent Registered Public Accounting Firm

We have audited the accompanying balance sheets of Sole-Vision Technologies, Inc. as of December 31, 2010 and 2009, and the related statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sole-Vision Technologies, Inc. as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Hong Kong, China	Albert Wong & Co.
June 28, 2011	Certified Public Accountants

SOLE-VISION TECHNOLOGIES, INC.
BALANCE SHEETS
AS AT DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

	Notes	2010	2009

ASSETS
Current assets
Cash and cash equivalents	2(h)	$426,584	$174,506
Trade receivables, net	4	996,903	244,510
Note receivables	5	378,569	863,401
Inventories	7	226,543	411,159
Advances to suppliers		17,220	-
Prepayments		2,249	238,047
Tender deposits		106,482	1,086
Prepaid VAT tax		-	7,921
Advances to employees	6	81,905	68,633

Total current assets		$2,236,455	$2,009,263
Restricted cash	2(i)	13,778	35,944
Property, plant and equipment, net	8	15,529	11,066
Bond investments	9	-	55,836

TOTAL ASSETS		$2,265,762	$2,112,109

LIABILITIES AND
STOCKHOLDERS’ EQUITY
Current liabilities
Short term bank loans	10	$126,447	$117,566
Accounts payable		455,897	258,507
Income tax payable		222,525	8,346
Note payables		123,011	738,894
Customer deposits		26,787	270,762
Accrued liabilities		124,142	79,087
Deferred tax liabilities		49,788	29,606

Total current liabilities		$1,128,597	$1,502,768
Bank loans	11	-	347,580
TOTAL LIABILITIES		$1,128,597	$1,850,348

See accompanying notes to financial statements

SOLE-VISION TECHNOLOGIES, INC.
BALANCE SHEETS (Continued)
AS AT DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

	Notes	2010	2009

STOCKHOLDERS’ EQUITY

Common Stock, $0.3047 par value;
6,000,000 shares authorized; 2,900,000 and
3,100,000 shares issued and
outstanding at December 31, 2010 and 2009		$883,630	$883,630
Additional paid-in capital		-	-
Retained earnings/(accumulated deficit)		151,715	(628,711)
Accumulated other comprehensive income		101,820	6,842

		$1,137,165	$261,761

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$2,265,762	$2,112,109

See accompanying notes to financial statements

SOLE-VISION TECHNOLOGIES, INC.
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

	Notes	2010	2009

Net revenues		$5,590,417	$3,061,115
Cost of net revenues		(3,814,549)	(2,564,170)

Gross profit		$1,775,868	$496,945

General and administrative expenses		(748,992)	(284,123)

Income from operations		$1,026,876	$212,822

Interest income		418	126
Interest expenses		(23,732)	(17,253)

Income before income tax		$1,003,562	$195,695

Income tax expense	12	(223,136)	(35,776)

Net income		$780,426	$159,919

Foreign currency translation		94,978	3,211

Comprehensive income		$875,404	$163,130

Net income per share:
-Basic	13	$0.2691	$0.0551

Weighted average number of common stock
-Basic	13	2,900,000	2,900,000

See accompanying notes to financial statements

SOLE-VISION TECHNOLOGIES, INC.
STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

			Additional	Retained	Accumulated
	No. of		paid	earnings/	other
	shares	Common	in	(Accumulated	comprehensive
	outstanding	stock	capital	deficit)	income	Total

Balance, January 1, 2009	2,900,000	$883,630	$-	$(788,630)	$3,631	$98,631
Net profit	-	-	-	159,919	-	159,919
Foreign currency translation adjustment	-	-	-	-	3,211	3,211

Balance, December 31, 2009	2,900,000	$883,630	$-	$(628,711)	$6,842	$261,761

Balance, January 1, 2010	2,900,000	$883,630	$-	$(628,711)	$6,842	$261,761
Net income	-	-	-	780,426	-	780,426
Foreign currency translation adjustment	-	-	-	-	94,978	94,978

Balance, December 31, 2010	2,900,000	$883,630	$-	$151,715	$101,820	$1,137,165

See accompanying notes to financial statements

SOLE-VISION TECHNOLOGIES, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

	2010	2009
Cash flows from operating activities
Net income	$780,426	$159,919
Depreciation	4,705	38,679
Provision for doubtful debts	(26,778)	54,894
Provision for obsolete inventory	21,087	-
Deferred income tax	15,596	29,344
Provision for note receivable	-	(55,341)
Adjustments to reconcile net income to net cash provided by operating activities:
Trade receivables, net	(641,996)	(211,819)
Note receivables	534,719	(791,264)
Inventories	190,900	589,157
Advances to suppliers	(15,875)	-
Prepayments	241,576	(235,884)
Tender deposits	(97,054)	15,674
Prepaid VAT tax	8,108	(7,629)
Advances to employees	(5,260)	-
Accounts payable	155,698	54,136
Income tax payable	196,602	8,396
Note payables	(642,880)	54,609
Customer deposits	(252,439)	268,362
Accrued liabilities	33,497	(55,625)

Net cash provided by/(used in) operating activities	$500,632	$(84,392)

Cash flows from investing activities
Decrease (Increase) in restricted cash	$24,088	$(35,625)
Purchase of plant and equipment	(7,696)	(3,210)

Net cash provided by/(used in) investing activities	$16,392	$(38,835)

Cash flows from financing activities
Proceeds of bond investment	$57,150	$18,447
Repayment of bank loans	(486,522)	(244,122)
Proceed from bank loans	127,000	461,023
Net cash (used in)/provided by financing activities	$(302,372)	$235,348

SOLE-VISION TECHNOLOGIES, INC.
STATEMENTS OF CASH FLOWS (Continued)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

	2010	2009

Net in cash and cash equivalents sourced	$214,652	$112,121
Effect of foreign currency translation on
cash and cash equivalents	37,426	2,090
Cash and cash equivalents–beginning of year	174,506	60,295
Cash and cash equivalents–end of year	$426,584	$174,506

	2010	2009
Supplementary cash flow information:
Tax paid	$6,320	$-
Interest received	418	126
Interest paid	23,732	17,253

See accompanying notes to financial statements

SOLE-VISION TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Sole-Vision Technologies, Inc. (the “Company”) was incorporated in the Republic of China (R.O.C.) on July 5, 1999.

The Company is now in the business of design and manufacturing of central security management system products and providing security integration solutions.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes.  The financial statements and notes are representations of management.  Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements.

(b)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(c)	Economic and political risks

The Group’s operations are conducted in the R.O.C.  Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the R.O.C., and by the general state of the R.O.C. economy.

SOLE-VISION TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(d)	Property, plant and equipment

Property, plant and equipment are carried at cost less accumulated depreciation.  Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the property, plant and equipment are as follows:

Computers and equipment	3 - 10 years
Moulds	3 - 5 years
Computer software	3 - 4 years
Motor vehicles	5 years
Leasehold improvements	3 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.

(e)	Maintenance and repairs

The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(f)	Inventories

Inventories consist of finished goods, and stated at the lower of cost or market value. Substantially all inventory costs are determined using the weighted average basis. Finished goods are comprised of direct materials only. The management regularly evaluates the composition of its inventory to identify slow-moving and obsolete inventories to determine if additional write-downs are required.

(g)	Trade receivables

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An allowance for doubtful accounts is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience.  Bad debts are written off as incurred.  During the reporting years, there were no bad debts.

Outstanding accounts balances are reviewed individually for collectability. The Company do not charge any interest income on trade receivables.  Accounts balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company provided nil and $55,385 allowance for doubtful accounts at December 31, 2010 and 2009, respectively, as per the management's judgment based on their best knowledge.

SOLE-VISION TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(h)	Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts in the R.O.C.  The Company does not maintain any bank accounts in the United States of America.

	2010	2009

First Commercial Bank	$1,036	$51
The Shanghai Commercial & Savings Bank, Ltd	178,535	160,773
Chang Hwa Bank	111,192	7,399
Hua Nan Bank	74,181	765
Hwa Tai Bank	494	3,145
Taiwan Business Bank	89	237
E.SUN Commercial Bank, Ltd.	10,486	5
Yuan Ta Commercial Bank	1,366	1,402
Taiwan Cooperative Bank	783	419
Bank Sino Pac	41,936	-
Cash on hand	6,486	310
	$426,584	$174,506

(i)	Restricted cash

Restricted cash are pledged deposits in R.O.C. bank account for bank facilities purpose.

(j)	Revenue recognition

Revenue represents the products are sold and the services are rendered. Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the significant risks and rewards of the ownership have been transferred to customers, the price is fixed or determinable and collection is reasonably assured.

Revenues are recognized when the products have been delivered to and accepted by customers and the services have been completed, the price is fixed or determinable as stated on sales contracts, and the collectability is reasonably assured.

SOLE-VISION TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(k)	Cost of sales

Cost of sales consists primarily of material costs and related expenses, which are directly attributable to the cost of products.  All inbound freight charges, purchasing and receiving costs, inspection costs, warehousing costs, internal transfer costs, and the other costs of distribution network are also included.  Write-down of inventory to lower of cost or market is also recorded in cost of revenues.

(l)	Leases

The Company did not have lease which met the criteria of capital lease. Leases which do not qualify as capital lease are classified as operating lease. Operating lease rental payment included in general and administrative expenses were $17,050 and $13,282 for the years ended December 31, 2010 and 2009 respectively.

(m)	Advertising

The Company expensed all advertising costs as incurred.  Advertising expenses included in general and administrative expenses were $85 and $439 for the years ended December 31, 2010 and 2009 respectively.

(n)	Shipping and handling

All shipping and handling are expensed as incurred. Shipping and handling expenses included in general and administrative expenses were $1,162 and $1,178 for the years ended December 31, 2010 and 2009 respectively.

(o)	Retirement benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statements of income as incurred. The retirement benefit expenses included in general and administrative expenses were $5,903 and $5,572 for the years ended December 31, 2010 and 2009 respectively.

SOLE-VISION TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p)	Income taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years.  Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before The Company is able to realize their benefits, or that future realization is uncertain.

(q)	Foreign currency translation

The accompanying financial statements are presented in United States dollars. The reporting currency of The Company is the New Taiwan Dollar (“NTD”), as its functional currency. Results of operations and cash flow are translated at average exchange rates during the period, and assets and liabilities are translated at the end of period exchange rates. Translation adjustments resulting from this process are included in accumulated other comprehensive income in stockholders’ equity. Transaction gains and losses that arise from exchange rate fluctuations from transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

The exchange rates used to translate amounts in NTD into USD for the purposes of preparing the financial statements were as follows:

	2010	2009
Year end NTD : USD exchange rate	0.03444	0.03102
Average yearly NTD : USD exchange rate	0.03175	0.03075

(r)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

SOLE-VISION TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(s)	Recent accounting pronouncements (Continued)

ASC Update (“ASU”) No. 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. This update requires some new disclosures and clarifies some existing disclosure requirements about fair value measurement as set forth in Codification Subtopic 820-10. The FASB’s objective is to improve these disclosures and, thus, increase the transparency in financial reporting. Specifically, ASU 2010-06 amends Codification Subtopic 820-10 to now require:

•A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers; and

•In the reconciliation for fair value measurements using significant unobservable inputs, a reporting entity should present separately information about purchases, sales, issuances, and settlements.

In addition, ASU 2010-06 clarifies the requirements of the following existing disclosures:

•For purposes of reporting fair value measurement for each class of assets and liabilities, a reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities; and

•A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements.

ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Early application is permitted.

ASC Update (“ASU”) No. 2010-09, Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements. This update is to remove the requirement for an SEC filer to disclose a date through which subsequent events have been evaluated in both issued and revised financial statements. Revised financial statements include financial statements revised as a result of either correction of an error or retrospective application of U.S. GAAP. The FASB also clarified that if the financial statements have been revised, then an entity that is not an SEC filer should disclose both the date that the financial statements were issued or available to be issued and the date the revised financial statements were issued or available to be issued. The FASB believes these amendments remove potential conflicts with the SEC’s literature.

In addition, the amendments in the ASU requires an entity that is a conduit bond obligor for conduit debt securities that are traded in a public market to evaluate subsequent events through the date of issuance of its financial statements and must disclose such date. All of the amendments in the ASU were effective upon issuance (February 24, 2010) except for the use of the issued date for conduit debt obligors. That amendment is effective for interim or annual periods ending after June 15, 2010.

SOLE-VISION TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(s)	Recent accounting pronouncements (Continued)

ASC Update (“ASU”) No. 2010-21, Accounting for Technical Amendments to Various SEC Rules and Schedules. This update amends various SEC paragraphs in the FASB Accounting Standards Codification pursuant to SEC Final Rule, “Technical Amendments to Rules Forms, Schedules and Codification of Financial Reporting Policies”. The adoption of this update did not have any material impact on the Company’s financial statements.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the Company’s financial statements upon adoption.

SOLE-VISION TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

3.	CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Financial instruments which potentially expose The Company to concentrations of credit risk, consists of cash and trade receivables as of December 31, 2010 and 2009. The Company performs ongoing evaluations of its cash position and credit evaluations to ensure collections and minimize losses.

As of December 31, 2010 and 2009, The Company’s bank deposits were all placed with banks in the R.O.C. where there is currently no rule or regulation in place for obligatory insurance of bank accounts.

For the years ended December 31, 2010 and 2009, The Company’s sales were generated from the R.O.C.  Trade receivables as of December 31, 2010 and 2009 arose in the R.O.C.

The maximum amount of loss due to credit risk that The Company would incur if the counter parties to the financial instruments failed to perform is represented the carrying amount of each financial asset in the balance sheet.

Normally The Company does not obtain collateral from customers or debtors.

Details of the customers accounting for 10% or more of The Company’s revenue are as follows:

	2010	2009

Customer A	$4,309,208	1,980,650
Customer B	769,925	-

Details of customers accounting for 10% or more of The Company’s trade receivables are as follows:

	2010	2009

Customer A	$960,743	$188,596
Customer C	-	48,857

SOLE-VISION TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

4.	TRADE RECEIVABLES, NET

Trade receivables comprise the followings:
	2010	2009

Trade receivables, gross	$1,139,361	$398,984
Provision for doubtful debts	(142,458)	(154,474)
Trade receivables, net	$996,903	$244,510

All of the above trade receivables are due within one year of aging.

An analysis of the allowance for doubtful accounts for the years ended December 31, 2010 and 2009 is as follows:
	2010	2009

Balance at beginning of year	$154,473	$97,331
Addition of the provision	-	54,894
Adjustment of the provision	(26,778)	-
Foreign exchange adjustment	14,763	2,249
Balance at end of year	$142,458	$154,474

Allowance was made when collection of the full amount is no longer probable.  Management reviews and adjusts this allowance periodically based on historical experience, current economic climate as well as its evaluation of the collectability of outstanding accounts. The Company evaluates the credit risks of its customers utilizing historical data and estimates of future performance.

5.	NOTE RECEIVABLES

Note receivables comprise the followings:
	2010	2009

Note receivables	$378,569	$863,401
	$378,569	$863,401

All of the above note receivables are due within one year.

SOLE-VISION TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

6.	ADVANCES TO EMPLOYEES

Advances to employees are advances for purchases and travelling. They are unsecured, interest free and repayable on demand. The following table provides the activity in the advances to employees:

	2010	2009

Beginning balance, January 1	$68,633	$67,416
Add: Advanced during the year	68,729	-

Less: Recollected from employees	(63,469)	-
Foreign exchange adjustment	8,012	1,217
Ending balance, December 31	$81,905	$68,633

7.	INVENTORIES

Inventories comprise the followings:
	2010	2009

Finished goods	$379,967	$528,746
Less: Provision for obsolete stock	(153,424)	(117,587)
	$226,543	$411,159

SOLE-VISION TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

8.	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net comprise the followings:
	2010	2009
At cost
Computers and equipment	$38,863	$35,004
Computer software	155,496	139,922
Moldings	5,579	5,025
Leasehold improvement	11,808	3,250
Motor vehicles	39,767	35,818

	$251,513	$219,019
Less: accumulated depreciation	(235,984)	(207,953)

	$15,529	$11,066

Depreciation expenses are included in the statement of income as follows:

	2010	2009
General and administrative expenses	$4,705	$38,679

Total depreciation expenses	$4,705	$38,679

9.	BOND INVESTMENTS

As of December 31, 2010, the bond investment balance was as follows:

	2010	2009

Issued by Chin Fon Bank, interest rates at 1.375% per annum, due June 28, 2012	$-	$55,836

Balance at end of year	$-	$55,836

All of the above bond investment was realised during 2010, due to the bank (Chin Fon Bank) acquired by another R.O.C. bank - Yuan Ta Commercial Bank.

SOLE-VISION TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

10.	SHORT-TERM BANK LOANS

As of December 31, 2010, the bank loan balance was as follows:

	2010	2009	Collateral

Loans from Bank of SinoPac, interest rates at 3.5% per annum, due October 26, 2011	$57,567	$-	Restricted cash

Loans from Chang Hwa Bank interest rates at 3.52%-3.92% per annum, due June 17, 2011	68,880	-	Nil

Loans from The Shanghai Commercial & Savings Bank, Ltd interest rates at 4.57% per annum, due February 10, 2010	-	102,056	Restricted cash

Loans from Hua Nan Bank interest rates at 3.50% per annum, due February 23, 2010	-	15,510	Nil

Balance at end of year	$126,447	$117,566

11.	LONG-TERM BANK LOANS

As of December 31, 2010, the bank loan balance was as follows:

	2010	2009	Collateral

Loans from Hwa Tai Bank, interest rates at 3.5% per annum, due October 1, 2012	$-	$286,758	Restricted cash

Loans from Chang Hwa Bank interest rates at 3.52%-3.92% per annum, due September 7, 2012	-	60,822	Nil

Balance at end of year	$-	$347,580

SOLE-VISION TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

12.	INCOME TAXES

The Company, being registered in the Republic Of China (R.O.C.) conducts all of its business, is subject to R.O.C. income tax.

The Company uses the asset and liability method, where deferred tax assets and liabilities are determined based in the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes.

A reconciliation between the income tax computed at the U.S. statutory rate and the Company’s provision for income tax is as follows:

	2010	2009

U.S. statutory rate	34%	34%
Foreign income not recognized in the U.S.	(34)%	(34)%
R.O.C. CIT	17%	25%

Provision for income taxes	17%	25%

The provision for income taxes consists of the following:

	2010	2009

Current tax – R.O.C. CIT	$207,540	$6,432

Deferred tax liability	15,596	29,344

Income tax expenses	$223,136	$35,776

Reconciliation of these items is as follows:

	2010	2009

Income before taxation	$1,003,562	$195,695
Permanent difference
Other non-deductible expenses	110,110	3,874
Other taxable income	198,892	-
Temporary difference
Depreciation	733	(1,250)
Gross profit recognized under US GAAP	(92,475)	(171,360)

Taxable income	$1,220,822	$26,959

SOLE-VISION TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)

13.	EARNINGS PER SHARE

The calculation of the basic and diluted earnings per share attributable to the common stock holders is based on the following data:

Income:	2010	2009
Income for the purpose of basic earnings per share	$780,426	$159,919
Effect of dilutive potential common Stock	-	-

Income for the purpose of dilutive earnings per share	$780,426	$159,919

Number of shares:
Weighted average number of common stock for the purpose of basic earnings per share	2,900,000	2,900,000

Weighted average number of common stock for the purpose of dilutive earnings per share	2,900,000	2,900,000

14.	COMMITMENTS AND CONTINGENCIES

The Company has entered into a tenancy agreement for office expiring through 2010. Total rental expenses for the year ended December 31, 2010 and 2009 amounted to $17,050 and $13,282 respectively.

As at December 31, 2010, The Company’s commitments for minimum lease payments under these leases for the next one year are as follows:

December 31,
2011	$14,954
2012 and thereafter	-

$14,954

SOLE-VISION TECHNOLOGIES, INC.
CONDENSED BALANCE SHEETS (UNAUDITED)
AS AT APRIL 30, 2011 AND 2010
(Stated in US Dollars)

	2011	2010

ASSETS
Current assets
Cash and cash equivalents	$740,561	$233,728
Trade receivables, net	588,726	1,059,336
Note receivables	13,435	892,392
Inventories	121,822	515,318
Advances to suppliers	17,435	53,921
Prepayments	32,834	9,095
Tender deposits	239,088	18,680
Other current assets	485	5,815
Advances to employees	19,468	142,796

Total current assets	1,773,854	2,931,081
Restricted cash	13,956	15,963
Property, plant and equipment, net	20,678	9,985
Bond investments	-	-

TOTAL ASSETS	$1,808,488	$2,957,029

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short term bank loans	$70,047	$622,856
Accounts payable	153,046	193,403
Income tax payable	230,183	52,527
Note payables	44,904	825,925
Deferred Revenue	27,121	710,831
Accrued liabilities	52,814	25,088
Other payables	4,673	1,147
Deferred tax liabilities	50,410	30,465

Total current liabilities	$633,198	$2,462,242
Bank loans	-	-
TOTAL LIABILITIES	$633,198	$2,462,242

See accompanying notes to financial statements

SOLE-VISION TECHNOLOGIES, INC.
CONDENSED BALANCE SHEETS (UNAUDITED) - Continued
AS AT APRIL 30, 2011 AND 2010
(Stated in US Dollars)

	2011	2010

STOCKHOLDERS’ EQUITY

Common Stock, $0.3047 par value; 6,000,000 shares authorized; 2,900,000 and 3,100,000 shares issued and outstanding at December 31, 2010 and 2009	$883,630	$883,630
Additional paid-in capital	-	-
Retained earnings/(accumulated deficit)	175,205	(406,739)
Accumulated other comprehensive income	116,455	17,896

	$1,175,290	$494,787

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,808,488	$2,957,029

See accompanying notes to financial statements

SOLE-VISION TECHNOLOGIES, INC.
CONDENSED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (UNAUDITED)
FOR THE FOUR MONTHS ENDED APRIL 30,  2011 AND 2010
(Stated in US Dollars)

	2011	2010

Net revenues	$530,274	$1,779,260
Cost of net revenues	364,546	1,349,836

Gross profit	165,728	429,414

General and administrative expenses	136,687	154,738

Income from operations	29,041	274,677

Miscellaneous income (expense)	296	2610
Interest income	23	142
Interest expenses	(1,058)	(9,994)

Income before income tax	28,301	267,436

Income tax expense	(4,811)	(45,464)

Net income	23,490	221,972

Foreign currency translation	14,635	11,054

Comprehensive income	38,125	233,026

Net income per share:
-Basic	$0.01	$0.08

Weighted average number of common stock -Basic	2,900,000	2,900,000

See accompanying notes to financial statements

SOLE-VISION TECHNOLOGIES, INC.
STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE FOUR MONTHS ENDED APRIL 30, 2011 AND 2010

	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES

Net income	$23,490	$221,972
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	2,029	1,381
Change in operating assets and liabilities
Accounts receivable	413,025	(795,333)
Notes receivable	363,179	(3,880)
Inventory	105,607	(90,813)
Advance to suppliers	-	(53,093)
Advance to employees	62,313	(71,064)
Prepaid expenses	(30,005)	232,238
Deposit	(128,904)	(17,294)
Other current assets	(477)	2,300
Increase (decrease) in liabilities:
Accounts payable	(302,968)	(71,490)
Notes payable	(78,203)	64,586
Accrued expenses	(68,510)	(54,732)
Tax payable	4,791	43,264
Deferred revenue	-	425,578
Other payable	1,538	432

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES	366,905	(165,948)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash received for sale of bond investment	-	56,574
Cash received for sale (purchase) of equipment	(6,893)	-

CASH PROVIDED BY INVESTING ACTIVITIES	(6,893)	56,574

CASH FLOWS FROM FINANCING ACTIVITIES
Change in restricted cash	(5)	20,701
Principal payments on short-term debt	(56,931)	494,175
Principal payments on long-term debt	-	(352,174)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES	(56,936)	162,702

EFFECT OF EXCHANGE RATE CHANGES ON CASH	10,901	5,894

NET INCREASE (DECREASE) IN CASH	313,977	59,222

CASH AT BEGINNING OF YEAR	426,584	174,506

CASH AT END OF YEAR	$740,561	$233,728

CASH PAID DURING THE YEAR FOR:

INTEREST	$875	$9,994
INCOME TAXES	$-	$-

SOLE-VISION TECHNOLOGIES, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE FOUR MONTHS ENDED APRIL 30, 2011 AND 2010

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

These statements should be read in conjunction with our financial statements and notes thereto included in our audited financial statements for the year ended December 31, 2010 included herein this document. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) have been condensed or omitted.  The operating results and cash flows for the four-month period ended April 30, 2011, are not necessarily indicative of the results that will be achieved for the full fiscal year ending December 31, 2011 or for future periods.

The accompanying condensed financial statements have been prepared without audit and reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary for a fair statement of financial position and the results of operations for the interim periods. Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. Estimates are used for, but not limited to, the accounting for the allowance for doubtful accounts, impairment costs, depreciation and amortization, sales returns and discounts, warranty costs, uncertain tax positions and the recoverability of deferred tax assets, stock compensation, contingencies and the fair value of assets and liabilities disclosed. Actual results and outcomes may differ from management's estimates and assumptions. The statements have been prepared in accordance with GAAP and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). Certain information and footnote disclosures, normally included in financial statements prepared in accordance with GAAP, have been condensed or omitted pursuant to such SEC rules and regulations.

Nature of Operations

Sole-Vision Technologies, Inc., doing business as MEGAsys Taiwan; the “Company”, was founded in 1998 by a group of sales and R&D professionals from Taiwan Panasonic Company. The Company designs and integrates electronic security and surveillance products, software, and services.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Foreign currency translation

The reporting currency of the Company is the U.S. dollar.  The functional currency of the Company is the local currency, the New Taiwan Dollar (“NTD”). Results of operations and cash flows are translated at average exchange rates during the period, assets and liabilities are translated at the end of the period, and equity is translated at historical exchange rates. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Asset and liability accounts at April 30, 2011 and 2010 were translated at 0.03487 USD to $1.00 NTD and 0.03192 USD to $1.00 NTD, respectively. Equity accounts were stated at their historical rate. The average translation rates applied to income statements for the four months ended April 30, 2011 and 2010 were 0.03424 USD and 0.03143 USD to $1.00 NTD, respectively. In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows," cash flows from the Company's operations is calculated based upon the local currencies using the average translation rate. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentrations

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash and cash equivalents and trade accounts receivable.

Cash includes cash on hand and demand deposits in accounts maintained with banks within the Republic of China. Substantial cash is deposited in one financial institution. At times, amounts on deposit may be in excess of the CDIC (Central Deposit Insurance Corporation) insurance limit. Total cash in banks at April 30, 2011 and 2010 amounted to $748,599 and $246,574.  The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

Accounts receivable are unsecured and the Company is at risk to the extent such amount becomes uncollectible. The Company performs periodic credit evaluations of its customers’ financial condition and generally does not require collateral. For the four months ended April 30, 2011, two customers accounted for 79% of the Company’s total sales. For the four months ended April 30, 2010, one customer accounted for 95% of the Company’s total sales. The accounts receivable from these customers were approximately 73% and 86% of total accounts receivable as of April 30, 2011 and 2010, respectively. No other customers represented greater than 10% of total revenues for the four months ended April 30, 2011 and 2010.

NOTE2- SHORT-TERM LOAN

Short term bank loans represent amounts due to various banks which are due within one year, and these loans can be renewed with the banks. The Company’s short term bank loans consisted of the following:
April 30, 2011
(Unaudited)
Loan from Chang Hwa Bank, due June 2011. Interest Rate at 3.52%-3.92% per annum, monthly interest payment. Guaranteed by related party [NOTE3]	$34,870
Loan from Bank of SinoPac, due Oct 2011. Interest Rate at 3.50 per annum, monthly interest payment. Guaranteed by related party [NOTE3]	35,177
Total	$70,047

Total interest expense related to short term bank loans amounted to $1,058 and $9,994 for the four months ended April 30, 2011 and 2010.

 NOTE3-RELATED PARTY TRANSACTIONS

The Company’s short-term loans are guaranteed by the following three persons: Ing-Hang, Shiau (Chairman), Jung-Ta, Chang (Controller), and Shin-Kung, Chang (Shareholder)